UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                January 10, 2007

                           USANA HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

            Utah                                              87-0500306
(State or other jurisdiction                        (IRS Employer Identification
       of incorporation)                                        Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 10, 2007, USANA Health Sciences, Inc. issued a press release announcing its preliminary financial results for the fourth quarter ended December 30, 2006. The release also announced that the Company plans to release its final fourth quarter and full year 2006 results on February 6, 2007. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.usanahealthsciences.com.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 8.01 Other Events

The Company also announced in the January 10, 2007 press release that it has commenced operations in Malaysia and began accepting applications and processing orders there on January 8, 2007.

Additionally, the Company announced that it will make an immaterial reclassification to its consolidated financial statements beginning with the fourth quarter 2006. This reclassification will not affect reported operating earnings, net earnings, or earnings per share. However, this reclassification will reduce net sales by approximately 1.5%, offset by a corresponding reduction in Associate incentive expense. The Company provided historical financial tables that include both pre and post-reclassification data for the quarterly periods for fiscal years 2004, 2005, and for the nine months ended September 30, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99 Press release issued by USANA Health Sciences, Inc. dated January 10, 2007 (furnished herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     USANA HEALTH SCIENCES, INC.


                                                     By: /s/ Gilbert A. Fuller
                                                         -----------------------
                                                         Gilbert A. Fuller,
                                                         Chief Financial Officer

Date: January 10, 2007

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